Bluerock High Income Institutional Credit Fund

PORTFOLIO OF INVESTMENTS

June 30, 2023 (Unaudited)

Security(a)	Estimated Yield/Interest Rate		Acquisition Date(b)	Maturity Date	Principal	Cost(c)	Value(d)
COLLATERALIZED LOAN OBLIGATIONS (98.58%)(e)
Collateralized Loan Obligations Equity (76.98%)(f)
CIFC Funding 2022-II, Ltd., Class SUBB	18.37%		6/21/2022	4/19/2035	$2,500,000	$2,121,478	$1,924,210
CIFC Funding 2022-IV, Ltd., Class SUB	20.12%		6/21/2022	7/16/2035	3,500,000	2,947,264	2,834,136
Trinitas CLO IV, Ltd., Class SUB	8.23%		6/21/2022	10/18/2028	9,221,150	5,409,937	4,413,436
Trinitas CLO IX, Ltd., Class SUB	7.28%		6/21/2022	1/20/2032	13,000,000	7,833,723	6,314,646
Trinitas CLO V, Ltd., Class SUB	0.00	%(g)	6/21/2022	10/25/2028	11,999,000	5,554,306	3,768,706
Trinitas CLO VI, Ltd., Class SUB	12.84%		6/21/2022	1/25/2034	35,421,178	25,582,340	22,172,736
Trinitas CLO VII, Ltd., Class SUB	13.87%		6/21/2022	1/25/2035	9,450,000	5,915,923	4,952,197
Trinitas CLO X, Ltd., Class SUB	14.72%		6/21/2022	1/15/2035	22,900,000	18,381,860	15,561,008
Trinitas CLO XII, Ltd., Class SUB	15.93%		6/21/2022	4/25/2033	11,820,000	10,804,767	10,549,445
TOTAL Collateralized Loan Obligations Equity (Cost $84,551,598)							72,490,520

Collateralized Loan Obligations Debt (21.60%)
1988 CLO 1, Ltd., Class E	3M SOFR + 8.05%		4/14/2023	10/15/2037	2,950,000	2,810,354	2,860,757
Bridge Street CLO III, Ltd., Class E	3M SOFR + 8.04%		6/2/2023	10/20/2034	700,000	659,854	670,328
Empower CLO 2022-1, Ltd., Class E	3M SOFR + 8.55%		3/29/2023	10/20/2034	3,730,000	3,630,345	3,698,843
Mountain View CLO XVI, Ltd., Class E	3M SOFR + 9.08%		4/28/2023	10/15/2032	1,000,000	982,655	986,977
Octagon 66, Ltd., Class E	3M SOFR + 7.80%		4/27/2023	8/16/2033	800,000	756,332	762,644
Park Avenue Institutional Advisers CLO, Ltd. 2022-2, Class D	3M SOFR + 9.08%		4/27/2023	1/20/2035	1,500,000	1,495,899	1,506,075
Trimaran CAVU 2022-1, Ltd., Class E	3M SOFR + 9.08%		6/28/2023	10/22/2035	1,400,000	1,396,500	1,398,751
Trinitas CLO VI, Ltd., Class ER	3M LIBOR + 6.816%		11/21/2022	1/25/2034	1,880,000	1,577,793	1,630,691
Trinitas CLO XVIII, Ltd., Class E	3M LIBOR + 7.05%		9/27/2022	1/20/2035	2,990,000	2,533,995	2,594,214
TSTAT 2022-1, Ltd., Class F	3M SOFR + 10.00%		7/27/2022	7/20/2031	2,500,000	2,469,607	2,466,885
Voya CLO 2022-4, Ltd., Class E	3M SOFR + 7.50%		5/24/2023	10/20/2033	1,800,000	1,739,480	1,762,988
TOTAL Collateralized Loan Obligations Debt (Cost $20,052,814)							20,339,153

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $104,604,412)							92,829,673

Security(a)	Estimated Yield/Interest Rate	Acquisition Date(b)	Maturity Date	Principal	Cost(c)	Value(d)

SHORT TERM INVESTMENT (3.21%)
Fidelity Government Portfolio, 4.987%(h) (Cost $3,021,348)				3,021,348		$3,021,348

TOTAL INVESTMENTS (101.79%) (Cost $107,625,760)						$95,851,021
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.79%)						(1,687,550)
NET ASSETS (100.00%)						$94,163,471

Investment Abbreviations:
LIBOR - London Interbank Offered Rate
SOFR - Secured Overnight Financing Rate
Reference Rates:
3M LIBOR - 3 Month LIBOR as of June 30, 2023 was 5.55%.
3M SOFR - 3 Month SOFR as of June 30, 2023 was 5.06%.

(a)	The Fund does not "control" nor is an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Fund would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Fund owned 5% or more of its voting securities.
(b)	Acquisition date represents the initial purchase trade date, or the date the investment was contributed to the Fund at inception.
(c)	Cost represents the initial acquisition cost or the GAAP amortized cost, defined as the initial cost minus any return of principal and/or adjusted for the accretion(amortization) of discounts(premiums).
(d)	Fair value is determined in good faith in accordance with valuation FASB ASC Topic 820 "Fair Value Measurement".
(e)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023, the aggregate market value of those securities was $92,829,673, representing 98.58% of net assets.
(f)	The CLO subordinated notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to CLO debt tranche holders and CLO expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions, and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.
(g)	As of June 30, 2023, the estimated yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.
(h)	The rate shown is the 7-day effective yield as of June 30, 2023.

See Notes to Quarterly Portfolio of Investments.

Bluerock High Income Institutional Credit Fund

Notes to Quarterly Portfolio of Investments

June 30, 2023 (Unaudited)

1. Organization

The Bluerock High Income Institutional Credit Fund (the “Fund” or the “Trust”) was organized as a Delaware statutory trust on August 19, 2021 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund is non-diversified. The Fund’s investment advisor is Bluerock Credit Fund Advisor, LLC (the “Advisor”). WhiteStar Asset Management LLC (the “Sub-Advisor”) serves as the Fund’s investment sub-advisor, pursuant to a Sub-Advisor Agreement with the Advisor. The Fund's primary investment objective is to generate high current income, while secondarily seeking attractive, long-term risk-adjusted returns with low correlation to the broader markets.

The Fund pursues its investment objective by investing, directly or indirectly, in senior secured loans (“Senior Secured Loans”). The Fund may purchase Senior Secured Loans directly in the primary or secondary market and will invest in them indirectly by purchasing various tranches, including senior, junior and equity tranches, of entities that own a diversified pool of Senior Secured Loans known as Collateralized Loan Obligations, or “CLOs”, (collectively with Senior Secured Loans, “Target Securities”). The Fund may invest in any structure where the primary collateral or assets are Target Securities. The Fund will generally focus its investment activities on U.S. dollar-denominated loans that (i) are broadly syndicated and made to U.S. companies, (ii) are senior in the capital structure with a priority claim on assets and cash flow of the underlying borrower, (iii) are primarily secured by first priority liens on assets of the underlying borrowers, (iv) are rated BB+ or below, known as “below investment grade” or “junk”, or are unrated (v) are floating rate to provide some protection against rising interest rates, (vi) have loan to value ratios generally in the 40 – 60% range at origination, and (vii) in CLOs that own such loans and additionally (a) are diversified by issuer, industry and geography, (b) have senior tranches with high credit ratings in order to maximize excess spread, (c) have attractive risk-adjusted spreads, and (d) are actively managed by experienced CLO collateral managers, including Trinitas Capital Management, LLC (“Trinitas”) or other advisors who may also be associated with the Sub-Advisor. Securities which are “below investment grade” or “junk” are predominantly speculative in nature.

The Fund commenced operations on June 21, 2022. The Fund currently offers Class A, Class C, Class F and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class C shares, Class F shares and Class I shares are not subject to sales charges. The minimum initial investment by a shareholder for Class A shares is $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of at least $100 for regular accounts and $50 for retirement plan accounts. Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. The minimum initial investment by a shareholder for Class C shares is $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of at least $100 for regular accounts and retirement plan accounts. Class C shares that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. The minimum initial investment for Class I shares is $1,000,000, while subsequent investments may be made with any amount. There is no minimum initial investment amount for Class F shares. Class F shares are not publicly available for purchase.

2. SUMMARY OF Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are governed by accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 "Financial Services – Investment Companies.”

A. Valuation of Investments

Fund investments are recognized at fair value, and subsequent changes in fair value are recognized in unrealized appreciation/(depreciation) on investments in the Statement of Operations. Fund investments are valued in accordance with ASC 820 "Fair Value Measurement", and governed by the Fund's valuation policies. The Fund's Board of Trustees (the "Board") has named the Advisor as its valuation designee. As the valuation designee, the Advisor executes the Fund's valuation policies. The Board reviews the execution of this process at least annually to assure the process produces reliable results. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, several factors may be considered, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security and the recommendation of the Fund's third-party valuation consultants. The Advisor will attempt to obtain current information to value all fair valued securities.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund, including the Fund’s investments in CLOs. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments in accordance with FASB ASC Topic 820 "Fair Value Measurement". The framework establishes a hierarchy that prioritizes inputs to valuation methods, which the Fund utilizes on a recurring basis. The three levels of input are:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The valuation techniques used by the Fund to measure fair value during the period ended June 30, 2023, maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2023 for the Fund's investments measured at fair value:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations	$–	$–	$92,829,673	$92,829,673
Short Term Investments	3,021,348	–	–	3,021,348
Total	$3,021,348	$–	$92,829,673	$95,851,021

The following table shows the aggregate changes in fair value of our Level 3 investments during the period ended June 30, 2023.

Asset Type	Balance as of September 30, 2022	Accrued Discount/ Premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of June 30, 2023	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2023
Collateralized Loan Obligations	$85,859,582	$2,337,558	$-	$(446,649)	$(10,167,083)	$17,377,515	$(2,131,250)	$-	$-	$92,829,673	$(10,167,083)
	$85,859,582	$2,337,558	$-	$(446,649)	$(10,167,083)	$17,377,515	$(2,131,250)	$-	$-	$92,829,673	$(10,167,083)

A.1. Valuation of Collateralized Loan Obligations – The Fund primarily invests in junior debt and equity tranches of collateralized loan obligations. With respect to CLOs, the Fund has engaged an independent third-party valuation specialist to assist in estimating fair value for such securities in circumstances where a market price is not readily available. The factors that may be considered with respect to the valuation of CLOs include: loan terms and covenants, loan duration, contract (coupon) rate, rate structure, quality of collateral, debt service coverage ratio, prevailing interest rates, borrower’s ability to adequately service its debt, loan prepayment rate, loan default rate, loan default recovery percentage, recent loan ratings migration, average loan prices in secondary market, pipeline of new issue CLO issuance, environment of high-yield bond markets, market interest rate sentiment, and other factors deemed applicable. All of these factors may be subject to adjustments based upon the particular circumstances of a security or the Fund's actual investment position. In addition, the Advisor considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, payment defaults, if any, and covenant cushions. In periods of illiquidity and volatility, the Advisor may rely more heavily on other qualities and metrics, including, but not limited to, the collateral manager, time left in the reinvestment period, and expected cash flows and overcollateralization ratios.

The Advisor categorizes CLO investments as a Level 3 investment. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO investments in which the Fund invests. The Advisor incorporates the output from a third-party valuation specialist to estimate the fair value of CLO equity investments. Estimates are based on detailed information on the characteristics of each CLO, including recent information about the underlying senior secured loans and CLO debt liabilities from data sources such as trustee reports, in order to project future cash flows in a consistent and transparent manner.

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level 3 of the fair value hierarchy as of June 30, 2023. In addition to the techniques and inputs noted in the table below, the Advisor may use other valuation techniques and methodologies when determining the Fund’s fair value measurements as provided for in the valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Fund’s fair value measurements as of June 30, 2023. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

Asset Class	Fair Value (USD) at June 30, 2023	Valuation Technique/Methodology	Unobservable Inputs	Range/Weighted Average(1)
Collateralized Loan Obligations	$92,829,673	Discounted Cash Flows	Annual Default Rate	1.57% - 2.00% / 1.91%
			Annual Prepayment Rate	25.00%
			Reinvestment Price	$95.50 - $99.50 / $98.62
			Recovery Rate	70.00%
			Expected Yield	12.36% - 28.02% / 18.48%

(1)	Weighted average calculations are based on the fair value of investments as of June 30, 2023.

Increases (decreases) in the annual default rate, reinvestment price and expected yield in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (or lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

A.2. Valuation of Other Investments: Debt securities, including restricted securities, are valued based on evaluated prices received from a third party pricing vendor or from brokers who make markets in such securities. Debt securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund will generally focus its investments in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions. The Fund currently invests a portion of its assets, including excess cash, in a short term money market fund, which is valued at NAV on a daily basis and categorized as Level 1 in the hierarchy. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.